LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED SEPTEMBER 9, 2010

TO THE PROSPECTUS DATED MAY 31, 2010 OF

LEGG MASON INVESTMENT COUNSEL SOCIAL AWARENESS FUND

The following paragraph replaces the first paragraph of the section of the Fund’s prospectus titled “Dividends and distributions”:

Dividends and distributions

The fund generally pays dividends quarterly and makes capital gain distributions, if any, typically once or twice a year. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

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